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                          UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                             FORM 8-K




                          CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



 Date of Report (Date of earliest event reported)   July 30, 2003



                 THE MAY DEPARTMENT STORES COMPANY
      (Exact name of Registrant as specified in its charter)


   Delaware                   I-79               43-1104396
(State or other           (Commission         (IRS Employer
jurisdiction of           File Number)        Identification No.)
incorporation)


  611 Olive Street, St. Louis, Missouri               63101
(Address of principal executive offices)           (Zip code)


       Registrant's telephone number, including area code:
                          (314) 342-6300

Item 5.   Other Events and Regulation FD Disclosure.

     On July 30, 2003, Registrant announced that it intends to divest 32 Lord & Taylor stores as part of its strategic repositioning of Lord & Taylor as an upscale fashion retailer.
Following the divestiture, Lord & Taylor will operate 54 stores in 11 states and the District of Columbia.

     The store divestitures will result in asset impairment, severance, and other charges of approximately $380 million, of which approximately $320 million, or 70 cents per share, will be recorded in the 2003 second quarter ending Saturday, August 2. Approximately $50 million of the $380 million represents the cash cost of the store divestitures, not including the benefit from future tax credits. May expects annual savings from these divestitures to be approximately $50 million or 10 cents per share, of which $20 million will be realized in the second half of 2003.

     A copy of the press release announcing the divestiture is attached hereto and is incorporated into this Report by reference.





Item 7.   Financial Statements and Exhibits.
     (c) Exhibits. The following document is filed as an Exhibit.


Exhibit No.    Exhibit

     99.1      Press Release, dated July 30, 2003

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                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              THE MAY DEPARTMENT STORES COMPANY



Dated: July 30, 2003          By:    /s/ Richard A. Brickson
                                   Richard A. Brickson
                                   Secretary and Senior Counsel

                        INDEX TO EXHIBITS



Exhibit No.    Exhibit

     99.1      Press Release, dated July 30, 2003

                           EXHIBIT 99.1


MAY
For Immediate Release
Contact: Sharon Bateman (314) 342-6494

THE MAY DEPARTMENT STORES COMPANY ANNOUNCES INTENT
TO DIVEST 32 LORD & TAYLOR STORES AS PART OF ITS STRATEGIC
REPOSITIONING; ALSO DIVESTING TWO OTHER STORES

     ST. LOUIS, July 30, 2003 -- The May Department Stores
Company (NYSE: MAY) today announced that it intends to divest 32
Lord & Taylor stores as part of its strategic repositioning of Lord & Taylor as an upscale fashion retailer.

     The affected stores are located in markets where Lord & Taylor lacks a major presence and generally operates a small number of stores. The divestiture will allow Lord & Taylor to focus on its core markets. Following the divestiture, Lord & Taylor will operate 54 stores in 11 states and the District of Columbia.

     Jane Elfers, president and chief executive officer of May's Lord & Taylor division, said, "While the decision to divest stores is difficult, we recognize that our division's overall performance is negatively affected by these underachieving locations. These stores represent 38% of Lord & Taylor's locations and produce only 19% of our sales. In evaluating our long-term strategic objectives, it is clear that Lord & Taylor's customers and May's shareowners are best served by concentrating our efforts and resources on those markets with strong performances. We are generating strong returns and positive customer feedback in stores that are benefiting from our repositioning efforts." "We have worked very hard for the past several years to return Lord & Taylor to its heritage as an upscale retailer of distinctive fashion and style," said Gene S. Kahn, May's chairman and chief executive officer. "We are very pleased with the repositioning results that Jane and her management team have achieved in Lord & Taylor's core markets. As a result of today's actions, we fully expect Lord & Taylor's cash flow and return on investment to show a marked improvement, enhancing its contribution to May's total performance."

     May will continue to fulfill its obligations under existing documents to operate each store until satisfactory arrangements can be negotiated to divest the location.


     May also announced that it intends to divest a Famous-Barr store in Des Moines, Iowa, and a Jones Store location in Omaha, Neb.

     Approximately 3,700 associates will be affected by these
divestitures.  May will provide severance pay and enhanced
retirement to all eligible associates whose employment is
affected by these actions.
                               more
                                2

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     The store divestitures will result in asset impairment,
severance, and other charges of approximately $380 million, of which approximately $320 million, or 70 cents per share, will be recorded in the 2003 second quarter ending Saturday, Aug. 2. Approximately $50 million of the $380 million represents the cash cost of the store divestitures, not including the benefit from future tax credits. May expects annual savings from these divestitures to be approximately $50 million or 10 cents per share, of which $20 million will be realized in the second half of 2003.

     The May Department Stores Company currently operates 446 department stores under the names of Lord & Taylor, Famous-Barr, Filene's, Foley's, Hecht's, Kaufmann's, L.S. Ayres, Meier & Frank, Robinsons-May, Strawbridge's, and The Jones Store, as well as 191 David's Bridal stores, 259 After Hours Formalwear stores, and 10 Priscilla of Boston stores. May operates in 45 states, the District of Columbia, and Puerto Rico.

For more information, contact Sharon Bateman at (314) 342-6494.
                             # # #

This release contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. While this release reflects all available information and management's judgment and estimates of current and anticipated conditions and circumstances and is prepared with the assistance of specialists within and outside the company, there are many factors outside of our control that have an impact on our operations. Such factors include but are not limited to competitive changes, general and regional economic conditions, consumer preferences and spending patterns, availability of adequate locations for building or acquiring new stores, and our ability to hire and retain qualified associates. Because of these factors, actual performance could differ materially from that described in forward-looking statements.



NOTE TO EDITORS:  Specific Stores To Be Divested Are Shown Below.


LOCATION                                     STORE

Lord & Taylor's Divested Stores


Colorado            Denver                   Cherry Creek
                                             FlatIron
                                             Park Meadows

Connecticut         Hartford                 Pavilions at Buckland Hills
                    Meriden                  Meriden Square

Georgia             Atlanta                  Mall of Georgia
                                             North Point Mall
                                             Phipps Plaza

Florida             Boca Raton               Town Center at Boca Raton
                    Ft. Lauderdale           The Fashion Mall
                    Miami                    Aventura Mall
                                             Dadeland Mall
                    Orlando                  The Florida Mall
                    Palm Beach County        The Mall at Wellington Green
                    Tampa                    International Plaza

LOCATION                                     STORE

Kentucky            Louisville               Mall of St. Matthews

Louisiana           New Orleans              New Orleans Centre

Maryland            Baltimore                White Marsh Mall

Massachusetts       Springfield              Holyoke Mall

New York            Albany                   Crossgates Mall

N. Carolina         Raleigh                  Crabtree Valley Mall

Ohio                Columbus                 Polaris Fashion Place

Pennsylvania        Harrisburg               Harrisburg East Mall

                    Pittsburgh               Downtown

Rhode Island        Providence               Emerald Square (N.Attleboro, Mass.)
                                             Providence Place

Texas               Dallas/Ft.Worth          NorthPark Center
                                             The Shops at WillowBend(Plano)
                    Houston                  Memorial City
                                             The Galleria
                                             Willowbrook Mall

Virginia            Norfolk                  Lynnhaven Mall


Famous-Barr's Divested Store
Iowa                Des Moines               Merle Hay Mall


The Jones Store's Divested Store
Nebraska            Omaha                    Westroads Mall

NOTE TO EDITORS:  Lord & Taylor's 54 Ongoing Stores Are Listed Below.

LOCATION                                     STORE

Connecticut         Danbury                  Danbury Fair Mall
                    Hartford                 Westfarms Mall
                    Stamford                 Freestanding
                    Trumbull                 Trumbull Shopping Park

Delaware            Wilmington               Christiana Mall

Illinois            Chicago                  Northbrook Court
                                             Oakbrook Center Mall
                                             Old Orchard
                                             Water Tower Place
                                             Woodfield Mall

Maryland            Baltimore                Annapolis Mall
                                             The Mall in Columbia

Massachusetts       Boston                   Burlington Mall
                                             Natick Mall
                                             Northshore Mall
                                             Prudential Center
                                             South Shore Plaza

Michigan            Detroit                  Fairlane Town Center
                                             Lakeside
                                             Twelve Oaks

Missouri            St. Louis                Saint Louis Galleria
                                             West County


                     more

LOCATION                                     STORE
Lord & Taylor's 54 Ongoing Stores
(continued):

New York/New Jersey Metro

New York            Bayshore                 South Shore
                    Garden City              Freestanding (Long Island)
                    Huntington Station       Walt Whitman
                    Manhattan                Fifth Avenue
                    Manhasset                Freestanding (Miracle Mile)
                    Scarsdale                Freestanding
                    West Nyack               Palisades Center
New Jersey          Bridgewater              Bridgewater Commons
                    Eatontown                Monmouth Mall
                    Freehold                 Freehold Raceway Mall
                    Livingston               Livingston Mall
                    Paramus                  Garden State Plaza
                                             The Fashion Center
                    Rockaway                 Rockaway Town Square Mall
                    Wayne                    Willowbrook Mall
                    Westfield                Freestanding
                    Woodbridge               Woodbridge Center

New Jersey          Trenton                  Quakerbridge Mall

New York            Buffalo                  Walden Galleria
                    Rochester                Eastview Mall
                    Syracuse                 Carousel Mall

Pennsylvania        Philadelphia             Bala Cynwyd
                                             Center City
                                             King of Prussia Plaza
                                             Moorestown Mall (Moorestown, N.J.)

Washington, D.C.Metro
D.C.                Chevy Chase              Freestanding
Maryland            Kensington               White Flint Mall
                    Gaithersburg             Lakeforest Mall
Virginia            Alexandria               Landmark Mall
                    Fairfax                  Fair Oaks Mall
                    Loudoun                  Dulles Town Center
                    McLean                   Tysons Corner Center
